UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

May 14, 2009

VORNADO REALTY TRUST

(Exact Name of Registrant as Specified in Charter)

Maryland	No. 001-11954	No. 22-1657560
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

VORNADO REALTY L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	No. 000-22635	No. 13-3925979
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

888 Seventh Avenue New York, New York	10019
(Address of Principal Executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 894-7000

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On May 14, 2009, Vornado Realty Trust (“Vornado”) issued a press release announcing that, following election by the Board of Trustees of Vornado, Mr. Michael D. Fascitelli, Vornado’s President, has assumed the additional role of Chief Executive Officer. Mr. Steven Roth, who, until May 14, 2009, served as Chief Executive Officer of Vornado, will continue as executive Chairman of the Board of Trustees. Biographical and other information regarding Mr. Roth and Mr. Fascitelli is available in Vornado’s most recent proxy statement filed with the Securities and Exchange Commission on April 3, 2009 and is incorporated herein by reference.

A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(d)	Exhibits.

99.1 Press Release, dated May 14, 2009 (filed).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY TRUST
(Registrant)

By:	/s/ Joseph Macnow
Name:	Joseph Macnow
Title:	Executive Vice President - Finance and Administration and Chief Financial Officer (duly authorized officer and principal financial and accounting officer)

Date: May 14, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY L.P.
(Registrant)
By:	VORNADO REALTY TRUST,
Sole General Partner

By:	/s/ Joseph Macnow
Name:	Joseph Macnow
Title:

Executive Vice President -
Finance and Administration and
Chief Financial Officer of Vornado Realty Trust,
sole general partner of Vornado Realty L.P.
(duly authorized officer and principal financial
and accounting officer)

Date: May 14, 2009